UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 9, 2012

Commission File Number:  001-32566

Pepperball Technologies, Inc.
(Exact name of small business issuer as specified in its charter)

Colorado
(State or other jurisdiction of incorporation or organization)
20-1978398
(IRS Employer Identification No.)

6142 Nancy Ridge Drive, Suite 101, San Diego, California 92121
(Address of principal executive offices)

858-638-0236
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Effective as of January 9, 2012, the Company's tangible and intangible assets were sold in a public auction following foreclosure by the Company's secured lender. As a result of this foreclosure and sale of its tangible and intangible assets, the Company has ceased operations and is terminating its activities. A copy of the published Notice of Public Sale for foreclosure sale on January 9, 2012 is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pepperball Technologies, Inc.

Date:   January 17, 2012
By:	/s/ Christin Lewis

Name: Christin Lewis
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Published Notice of Public Sale for foreclosure sale on January 9, 2012